American Century World Mutual Funds, Inc.
Statement of Additional Information Supplement

Emerging Markets Fund ■ Global Growth Fund
International Discovery Fund ■ International Growth Fund
International Opportunities Fund ■ International Stock Fund
International Value Fund ■ NT Emerging Markets Fund
NT International Growth Fund

Supplement dated August 26, 2010 ¡ Statement of Additional Information dated March 1, 2010

The following replaces the first paragraph under The Investment Advisor on page 37.

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

Effective September 1, 2010:

The following replaces the first three paragraphs of the Subadvisors section on page 39.

Subadvisors

The investment management agreements provide that the advisor may delegate certain responsibilities under the agreements to a subadvisor. Templeton Investment Counsel, LLC (Templeton) serves as a subadvisor to the International Value Fund under a subadvisory agreement between the advisor and Templeton approved by the shareholders on June 16, 2010 and dated July 16, 2010. The subadvisory agreement continues for an initial period of one year and thereafter so long as continuance is specifically approved at least annually by vote of a majority of the fund’s outstanding voting securities or by vote of a majority of the fund’s directors, provided that in either event the continuance is also approved by a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The subadvisory agreement is subject to termination without penalty on 60 days’ written notice by the advisor, the subadvisor, the Board of Directors, or a majority of the fund’s outstanding voting securities, and will terminate automatically in the event of its assignment or termination of the investment advisory agreement between the fund and the advisor.

The subadvisory agreement provides that the subadvisor will make investment decisions for the funds in accordance with the funds’ investment objectives, policies, and restrictions, and whatever additional written guidelines it may receive from the advisor from time to time.

For these services, ACIM will pay Templeton a monthly fee at an annual rate of 0.50% of the first $100 million of the fund’s average daily net assets and 0.40% of average daily net assets over $100 million.

The following replaces the International Value paragraph on page 44.

International Value

The information under this heading has been provided by Templeton, the subadvisor for International Value.

The following replaces the Other Accounts Managed table on page 44.

Other Accounts Managed (As of November 30, 2009)
		Registered Investment Companies	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans) (1)(4)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
International Value
Gary P. Motyl(2)	Number of Accounts	13	7	52
	Assets (millions)	$11,934.5	$1,432.7	$8,419.4
Neil Devlin(2)(3)	Number of Accounts	4	9	41
	Assets (millions)	$3,702.4	$43,494.9	$5,904.4

1	Of these accounts, Mr. Motyl manages a pooled investment vehicle with $114.3 million in assets with a performance fee.

2
The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

3	Information is provided as of July 31, 2010.

4	Of these accounts, Mr. Devlin manages a pooled investment vehicle with $112.1 million in assets with a performance fee.

All references to Franklin Templeton Investments (Asia) Limited and Franklin Asia in the Conflicts and Compensation sections on pages 44-45 are deleted.

The following replaces the Portfolio Manager Securities Ownership paragraph on page 45.

Portfolio Manager Securities Ownership

As of November 30, 2009, Mr. Motyl beneficially owned no shares of the fund. As of July 31, 2010, Mr. Devlin beneficially owned no shares of the fund.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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